Exhibit 24.2





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ John T. Eads
                                        ------------------------
                                        John T. Eads





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Robert W. Bruce III
                                        ------------------------
                                        Robert W. Bruce III





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Thomas B. Coleman
                                        ------------------------
                                        Thomas B. Coleman





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                   /s/ William H. Cunningham
                                   --------------------------
                                   William H. Cunningham





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Robert A. Day
                                        ------------------------
                                        Robert A. Day





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                   /s/ William B. Harrison, Jr.
                                   -----------------------------
                                   William B. Harrison, Jr.





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Henry A. Kissinger
                                        ------------------------
                                        Henry A. Kissinger





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Bobby Lee Lackey
                                        ------------------------
                                        Bobby Lee Lackey





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 13th day of February, 1995.



                                   /s/ Gabrielle K. McDonald
                                   --------------------------
                                   Gabrielle K. McDonald





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ George Putnam
                                        ------------------------
                                        George Putnam





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ B. M. Rankin, Jr.
                                        ------------------------
                                        B. M. Rankin, Jr.





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Benno C. Schmidt
                                        ------------------------
                                        Benno C. Schmidt





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ J. Taylor Wharton
                                        ------------------------
                                        J. Taylor Wharton





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Ward W. Woods, Jr.
                                        ------------------------
                                        Ward W. Woods, Jr.





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Rene L. Latiolais
                                        ------------------------
                                        Rene L. Latiolais





                        POWER OF ATTORNEY
                        -----------------

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RENE L. LATIOLAIS, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1994, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 31st day of January, 1995.



                                        /s/ Richard C. Adkerson
                                        ------------------------
                                        Richard C. Adkerson